UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


 Date of Report                                                 July 26, 2005
(Date of earliest event reported)                               July 26, 2005

                           Iowa First Bancshares Corp.
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             (Exact name of Registrant as specified in its charter)

                                      Iowa
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                 (State or other jurisdiction of incorporation)

        2-89283                                        42-1211285
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(Commission File Number)                (I.R.S. Employer Identification Number)

                  300 East Second Street, Muscatine, Iowa 52761
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               (Address of principal executive offices) (Zip Code)

                                 (563) 263-4221
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     [ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.        Results of Operations and Financial Condition

On July 26, 2005, Iowa First Bancshares Corp. issued a News Release announcing its earnings for the quarter ended June 30, 2005. A copy of the News Release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.                                          Description
-----------                                          -----------
99.1                                        News Release dated July 26, 2005


                           Exhibit Index

Exhibit No.                                          Description
-----------                                          -----------
99.1                                        News Release dated July 26, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IOWA FIRST BANCSHARES CORP.


Dated:  July 26, 2005                  By:  /s/ Kim K. Bartling
                                           -------------------------------------
                                           Kim K. Bartling
                                           Executive Vice President,
                                           Chief Operating Officer and Treasurer